                                                                    EXHIBIT 99.2


                                     LEGEND

The appearance of four (4) consecutive asterisks ("****") in this exhibit indicates that a confidential portion of this document has been omitted in such location. The Enstar Group, Inc. has filed a request for confidential treatment with respect to such omitted information, and such omitted information has been filed separately with the Securities and Exchange Commission.

                           PURCHASE AND SALE AGREEMENT

                  THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made as of this 10th day of March, 2004, by and among J.C. FLOWERS I LP, a Delaware limited partnership (the "Flowers Fund"), JCF CFN LLC, a Delaware limited liability company ("JCF CFN I"), JCF CFN II LLC ("JCF CFN II" and together with JCF CFN I, the "JCF CFN Entities"), JCF AIV II LP, a Delaware limited partnership ("JCF AIV II"), JCF AIV III LP, a Delaware limited partnership ("JCF AIV III" and, together with the Flowers Fund, the JCF CFN Entities and JCF AIV II, the "Sellers" and each a "Seller"), JCF Associates I LLC, a Delaware limited liability company ("JCF") and FIT CFN Holdings LLC, a Delaware limited liability company (the "Purchaser").

                                   WITNESSETH:

                  WHEREAS each of the Flowers Fund and JCF CFN I is a Non-Voting Member of (i) Green Tree Investment Holdings LLC, a Delaware limited liability company ("Holdings"), and (ii) FPS DIP LLC, a Delaware limited liability company ("FPS" and together with Holdings, the "Companies"), pursuant to the Limited Liability Company Agreement of Holdings dated as of December 19, 2002, as amended, among the Purchaser and the additional parties admitted to Holdings as members and the Limited Liability Company Agreement of FPS dated as of December 19, 2002, among the Purchaser and the additional parties admitted to FPS as members (collectively, the "LLC Agreements");

                  WHEREAS each of the Sellers other than the Flowers Fund has made direct and indirect capital contributions and loans to the entities listed on Schedule I hereto in the amounts set forth on Schedule I hereto (each such Seller's right, title and interest in respect of such capital contributions and loans, including any payments and all distributions, dividends, rights and interests issued or exchanged in respect thereof other than the Escrow Distributions (as defined below), the "Green Tree Interests");

                  WHEREAS payments in the amounts set forth on Schedule II hereto (net of expenses) are to be received by the Sellers pursuant to Section
7.14 hereof from the escrow account established by that certain Escrow Agreement (the "Escrow Agreement") dated as of January 15, 2004 by and among Green Tree Investment Holdings II LLC, Green Tree Investment Holdings III LLC, Green Tree MH Investor LLC, Green Tree HE/HI Investor LLC, Green Tree Residuals Investor LLC and LaSalle Bank National Association (such distributions, the "Escrow Distributions");

                  WHEREAS each of the Flowers Fund and JCF CFN I desires to sell and transfer to the Purchaser 100% of its membership interests in each of the Companies (other than the membership interests in the Companies which are to be transferred to Coinvest pursuant to the Assignment and Assumption Agreement, dated as of the date hereof, among the Flowers Fund, Coinvest, Cerberus Capital Management, L.P. and the Purchaser concurrently with the consummation of the sales and purchases contemplated by Sections 2.1 and 2.2 (the "Coinvest Interests")) set forth on Schedule I hereto (the "CFN Interests" and, together with the Green Tree Interests, the "Investment Interests") and each of the Sellers (other than the Flowers Fund) desires to sell and transfer to the Purchaser 100% of its respective Green Tree Interests;

                  WHEREAS the Purchaser has agreed to purchase the Investment Interests and, in the case of the CFN Interests, to become a party to and be bound by the terms of the LLC Agreements and to be admitted to each of the Companies as a Member with respect to the CFN Interests as provided in the LLC Agreements;

                  WHEREAS JCF has a profits interest (the "Profits Interest") in Cerberus JCF Coinvest, LLC ("Coinvest"); and

                  WHEREAS JCF desires to transfer all of its right, title and interest in the Profits Interest to the Purchaser for an amount equal to **** minus any distributions on account of the Profits Interest which are paid to JCF prior to the Closing Date (the "Profits Interest Price");

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

                  1.1. Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "Affiliate" of any particular Person shall mean any other Person controlling, controlled by or under common control with such particular Person.

                  "Agreement" shall have the meaning assigned to such term in the recitals.

                  "Business Day" shall mean a day which is not a Saturday, Sunday or a day on which banks in New York, New York are closed.

                  "Cerberus Entities" shall have the meaning assigned to such term in Section 7.2.

--------

**** Confidential information has been omitted. The Enstar Group, Inc. has filed a request for confidential treatment with respect to such omitted information, and such omitted information has been filed separately with the Securities and Exchange Commission.

                  "CFN Interests" shall have the meaning assigned to such term in the recitals.

                  "Closing" shall have the meaning assigned to such term in
Section 6.1.

                  "Closing Date" shall have the meaning assigned to such term in
Section 6.1.

                  "Coinvest" shall have the meaning assigned to such term in the recitals.

                  "Coinvest Interests" shall have the meaning assigned to such term in the recitals.

                  "Companies" shall have the meaning assigned to such term in the recitals.

                  "Distributions" shall mean any and all payments and distributions in respect of the CFN Interests or the Green Tree Interests prior to the Closing Date.

                  "Escrow Agreement" shall have the meaning assigned to such term in the recitals.

                  "Escrow Distributions" shall have the meaning assigned to such term in the recitals.

                  "Escrow Released Parties" shall mean each of the Escrow Releasing Parties and each of the their respective Affiliates, and each of their respective managing members, members, partners, directors, officers, employees, representatives, agents, successors and assigns and all other Persons or entities who by any mechanism or process whatsoever have received any rights from or on behalf of them.

                  "Escrow Releasing Parties" shall mean the Sellers, JCF, the Purchaser, Fortress Investment Group LLC, the Companies, Green Tree Investment Holdings II LLC, Green Tree Investment Holdings III LLC, Green Tree MH Investor LLC, Green Tree HE/HI Investor LLC, Green Tree Residuals Investor LLC and each of their respective managing members, members, partners, directors, officers, employees, representatives, agents, successors and assigns and all other Persons or entities who by any mechanism or process whatsoever have received any rights from or on behalf of them.

                  "Flowers Fund" shall have the meaning assigned to such term in the recitals.

                  "FPS" shall have the meaning assigned to such term in the recitals.

                  "Green Tree Agreements" shall mean the draft limited liability company agreements of Green Tree Investment Holdings II LLC, Green Tree Investment Holdings III LLC and Green Tree Residuals Investor LLC and the draft notes and draft note purchase agreements evidencing indebtedness of Green Tree Investment Holdings III LLC and Green Tree Residuals Investor LLC, in each case in the form attached as part of Annex D hereto and in each case (other than the schedules to, or anything in, any such draft agreements or draft notes reflecting investment, ownership figures or principal sum held by any Person other than the

Purchaser and its subsidiaries and Affiliates) representing an oral agreement among the entities listed as parties thereto.

                  "Green Tree Interests" shall have the meaning assigned to such term in the recitals.

                  "Green Tree Transactions" shall mean transactions involving, or investments in, the business that resulted from the sale of the assets and operations of Conseco Finance Corp. and its subsidiaries.

                  "Holdings" shall have the meaning assigned to such term in the recitals.

                  "Interim Equityholders Agreement" shall have the meaning assigned to such term in Section 3.2.

                  "Investment Interests" shall have the meaning assigned to such term in the recitals.

                  "JCF" shall have the meaning assigned to such term in the recitals.

                  "JCF AIV II" shall have the meaning assigned to such term in the recitals.

                  "JCF AIV III" shall have the meaning assigned to such term in the recitals.

                  "JCF CFN Entities" shall have the meaning assigned to such term in the recitals.

                  "JCF CFN I" shall have the meaning assigned to such term in the recitals.

                  "JCF CFN II" shall have the meaning assigned to such term in the recitals.

                  "Lien" shall mean any lien, mortgage, pledge, claim, security interest, encumbrance, claim, tax, charge, restriction or limitation of any kind, whether arising by agreement, operation of law or otherwise.

                  "LLC Agreements" shall have the meaning assigned to such term in the recitals.

                  "Material Adverse Change" shall mean that the combined members' equity of Green Tree Investment Holdings II LLC and Green Tree Investment Holdings III LLC as of June 30, 2004, determined in accordance with U.S. generally accepted accounting principles applied on a basis consistent with the preparation of the audited financial statements of such entities for the fiscal year ended December 31, 2003, and calculated without deduction for any distributions or payments by Green Tree Investment Holdings II LLC and Green Tree Investment Holdings III LLC to the members thereof after December 31, 2003, shall not equal at least 90% of the combined members' equity of Green Tree Investment Holdings II LLC and Green Tree Investment Holdings III LLC as of December 31, 2003; provided, however that changes in the combined members' equity of Green Tree Investment Holdings II LLC and Green Tree

Investment Holdings III LLC which are caused by the taking of a Prohibited Action (as defined in the LLC Agreements and the Green Tree Agreements) by the Purchaser or which result from the activity which is a Prohibited Action shall not constitute a Material Adverse Change.

                  "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank (or any successor thereto) as its prime rate in effect at its principal office in New York City.

                  "Profits Interest" shall have the meaning assigned to such term in the recitals.

                  "Profits Interest Consent" shall have the meaning assigned to such term in Section 5.2.

                  "Profits Interest Price" shall have the meaning assigned to such term in the recitals.

                  "Purchase Price" shall mean an amount equal to $254 million minus the aggregate Distributions and Escrow Distributions made to the Sellers prior to the Closing Date.

                  "Purchaser" shall have the meaning assigned to such term in the recitals.

                  "Required Consents" shall have the meaning assigned to such term in Section 3.2.

                  "Seller" or "Sellers" shall have the meaning assigned to such term in the recitals.

                  "Subsequent Issuance" shall have the meaning assigned to such term in Section 7.16(d).

                  "Subsequent Issuance Price" means an amount equal to the sum of (i) the product of (a) the Percentage Interest (as defined in, and as reflected in the applicable schedule to, the relevant Green Tree Agreement) of the relevant Seller in the relevant Green Tree Entity or Series (as defined in the relevant Green Tree Agreement) as of the date of this Agreement and (b) the aggregate capital contributions or amounts paid, as applicable, by the Initial Members (as defined in the relevant Green Tree Agreement) in connection with such Subsequent Issuance (such product, the "Initial Price") and (ii) an additional amount on the Initial Price at a rate equal to the Prime Rate plus 2% from the date each such capital contribution was made or amount paid, as applicable, prorated based upon the actual number of days elapsed. For purposes of this definition, the term "Green Tree Agreement" shall be deemed to include the schedules to such Green Tree Agreement.

                  "Transaction Documents" shall have the meaning assigned to such term in Section 3.1.

                                  ARTICLE II.
         PURCHASE AND SALE OF INVESTMENT INTERESTS AND PROFITS INTEREST

                  2.1. Purchase and Sale of Investment Interests.


         (a) Upon the terms and subject to the conditions set forth in this Agreement, (i) each of the Flowers Fund and JCF CFN I hereby agrees to sell and transfer the CFN Interests free and clear of all Liens to the Purchaser on the Closing Date and (ii) each of the Sellers other than the Flowers Fund hereby agrees to sell and transfer the Green Tree Interests free and clear of all Liens to the Purchaser on the Closing Date.

         (b) Upon the terms and subject to the conditions set forth in this Agreement, the Purchaser hereby agrees to (i) pay the Purchase Price on the Closing Date to the Sellers, such Purchase Price to be apportioned among the Sellers in accordance with the ratios set forth opposite each Seller's name on
Schedule III hereto and (ii) assume and perform from and after the Closing Date all of the obligations of the Sellers after the Closing Date with respect to the Investment Interests.

                  2.2. Purchase and Sale of Profits Interest. Upon the terms and subject to the conditions set forth in this Agreement, JCF shall transfer the Profits Interest free and clear of all Liens (other than Liens which either of the Cerberus Entities or any of their Affiliates may have) to the Purchaser on the Closing Date in consideration of the Purchaser's payment of the Profits Interest Price.

                                  ARTICLE III.
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

                  Each Seller hereby severally and not jointly represents and warrants to the Purchaser as follows.

                  3.1. Authorization. Seller is duly formed, validly existing and in good standing under the laws of its state of formation. Seller has the requisite limited liability company or limited partnership power, as appropriate, and authority to enter into, execute and deliver this Agreement and each of the other documents and instruments to be executed and delivered (including the Releases, dated as of the date hereof, and the Assignment and Assumption Agreement, dated as of the date hereof) hereunder (the "Transaction Documents") by it and to perform all the obligations to be performed by it hereunder and under the applicable Transaction Documents. This Agreement is, and the applicable Transaction Documents will have been after execution and delivery at the Closing, duly and validly authorized, executed and delivered by Seller. This Agreement constitutes, and each of the applicable Transaction Documents will constitute, Seller's legal, valid and binding obligation, enforceable against Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

                  3.2. No Conflicts. The execution and delivery of this Agreement and the Transaction Documents by Seller and (assuming the accuracy of Purchaser's representations and warranties in Article IV) the performance and consummation of the transactions contemplated hereby and thereby do not and will not violate, result in a breach of, or constitute a default under any law, regulation, judgment, order, writ, decree, permit, license, contract, agreement, commitment, document or instrument to which it is a party or by which it is bound, except for the requirement to obtain the consents or forbearance required under Article IV of the LLC Agreements and Sections 1, 3, 4 and 7 of the Interim Equityholders Agreement dated as of June 20, 2003 (the "Interim Equityholders Agreement") (collectively, the "Required Consents").

                  3.3. Investment Interests. Seller has good, legal and valid title to the Investment Interests that it is selling hereunder, and such Investment Interests are not subject to any Liens, except for the Required Consents. Part I of Schedule I hereto accurately sets forth the true and correct capital contributions made by each of the Sellers to, and the membership interests of each of the Sellers in, the entities set forth therein. The Investment Interests represent 100% of the interests of the Sellers, their Affiliates, The Enstar Group, Inc. and Castlewood Holdings Limited (other than the Coinvest Interests) in the entities (other than those designated as Sellers on the schedules hereto) set forth on Schedule I, Schedule IV and Schedule V hereto. From the applicable date of acquisition of each of the Investment Interests until the date hereof, none of the Investment Interests have been transferred, assigned, pledged or otherwise disposed of. After the consummation of the transactions contemplated hereby and by the Transaction Documents and the concurrent transfer of the Coinvest Interests, none of the Sellers, their Affiliates, The Enstar Group, Inc. and Castlewood Holdings Limited will have any interest in any of the entities set forth on Schedule I, Schedule IV or Schedule V hereto (other than those designated as Sellers on such schedules).

                                  ARTICLE IV.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

                  The Purchaser hereby represents and warrants to the Sellers and JCF as follows:

                  4.1. Authorization. Purchaser is duly formed, validly existing and in good standing under the laws of its state of formation. Purchaser has the requisite limited liability company power and authority to enter into, execute and deliver this Agreement and each of the other Transaction Documents to be executed and delivered by it hereunder and to perform all the obligations to be performed by it hereunder and under the applicable Transaction Documents. This Agreement and the applicable Transaction Documents will have been after execution and delivery at the Closing duly and validly authorized, executed and delivered by the Purchaser. This Agreement constitutes, and each of the applicable Transaction Documents will constitute, Purchaser's legal, valid and binding obligation, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

                  4.2. No Conflicts. The execution and delivery of this Agreement and the Transaction Documents by the Purchaser and (assuming the accuracy of the representations and warranties of the Sellers in Article III and of JCF in Article V) the performance and consummation of the transactions contemplated hereby and thereby do not and will not violate, result in a breach of or constitute a default under any law, regulation, judgment, order, writ, decree, permit, license, contract, agreement, commitment, document or instrument to which it is a party or by which it is bound, except for the requirement to obtain the Required Consents and the Profits Interest Consent. The Purchaser has delivered true and correct copies of (a) the Required Consents to the Sellers and (b) the Profits Interest Consent to JCF.

                                   ARTICLE V.
                      REPRESENTATIONS AND WARRANTIES OF JCF

                  JCF hereby represents and warrants to the Purchaser as follows.

                  5.1. Authorization. JCF is duly formed, validly existing and in good standing under the laws of its state of formation. JCF has the requisite limited liability company power and authority to enter into, execute and deliver this Agreement and each of the other Transaction Documents to be executed and delivered by it hereunder and to perform all the obligations to be performed by it hereunder and under the Transaction Documents. This Agreement has been, and the other Transaction Documents will have been after execution and delivery at Closing, duly authorized, executed and delivered by JCF. This Agreement constitutes, and each of the applicable Transaction Documents will constitute, JCF's legal, valid and binding obligation, enforceable against JCF in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

                  5.2. No Conflicts. The execution and delivery of this Agreement and the applicable Transaction Documents by JCF and (assuming the accuracy of the representations and warranties of the Purchaser Article IV) the performance and consummation of the transactions contemplated hereby and thereby do not and will not violate, result in a breach of or constitute a default under any law, regulation, judgment, order, writ, decree, permit, license, contract, agreement, commitment, document or instrument to which it is a party or by which it is bound, except for the requirement to obtain the Required Consents and the consent attached to this Agreement at Annex A (the "Profits Interest Consent").

                  5.3. Profits Interest. The Profits Interest is not subject to any Liens except for the Required Consents, the Profits Interest Consent and any other Liens which either of the Cerberus Entities or any of their Affiliates may have. The Profits Interest represents 100% of the interests of JCF, the Sellers and their Affiliates in Coinvest. From the date of acquisition of the Profits Interest until the date hereof, neither the Profits Interest nor any portion thereof has been transferred, assigned, pledged or otherwise disposed of. After the consummation of the transactions contemplated hereby and by the Transaction Documents, none of JCF, the Sellers or their Affiliates will have any interest in Coinvest.

                                  ARTICLE VI.
                                     CLOSING

                  6.1. Closing. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 6.2 and Section 6.3, the closing (the "Closing") of the transactions contemplated hereby shall take place at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 (or at such other place as the parties hereto may agree) at 10:00 a.m., New York City time, on July 15, 2004 (or such other date as the Closing actually occurs, the "Closing Date"). At the Closing:

         (a) each Seller shall execute the documentation dated the Closing Date substantially in the form of Annex B attached hereto assigning the Investment Interests to the Purchaser (or its assignee);

         (b) the Purchaser shall deliver, or cause to be delivered, the Purchase Price by wire transfer of immediately available funds to the Sellers' bank accounts (to be designated in writing by the respective Sellers to the Purchaser at least five Business Days prior to the Closing Date), such Purchase Price to be apportioned among the Sellers in accordance with the ratios set forth on
Schedule III hereto;

         (c) JCF shall execute the documentation dated the Closing Date substantially in the form of Annex C attached hereto necessary to effect the transfer by JCF of the Profits Interest to the Purchaser (or its assignee); and

         (d) the Purchaser shall make, or cause to be made, a payment in the amount of the Profits Interest Price to JCF by wire transfer of immediately available funds to JCF's bank account (to be designated in writing by JCF to the Purchaser at least five Business Days prior to the Closing Date).

                  6.2. Conditions to the Obligation of the Purchaser to Close. The obligation of the Purchaser to consummate the transactions contemplated by this Agreement at the Closing is subject to the following conditions unless waived by the Purchaser:

         (a) no Material Adverse Change shall have occurred;

         (b) if applicable, the termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations related thereto, shall have occurred;

         (c) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, and there shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated hereby, by any governmental authority which makes the consummation of the transactions contemplated hereby illegal;

         (d) the representations and warranties of the Sellers and JCF set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date;

         (e) each of the Sellers and JCF shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date;

         (f) each of the Investment Interests and the Profits Interest shall be transferred to the Purchaser (or its assignee) at the Closing Date; and

         (g) each of the Sellers and JCF shall have delivered to the Purchaser a completed IRS Form W-9, Request for Taxpayer Identification Number and Certification.

                  6.3. Conditions to the Obligation of the Sellers and JCF to Close. The obligation of the Sellers and JCF to consummate the transactions contemplated by this Agreement at the Closing is subject to the following conditions unless waived by JCF on behalf of itself and the Sellers:

         (a) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, and there shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated hereby, by any governmental authority which makes the consummation of the transactions contemplated hereby illegal;

         (b) the representations and warranties of the Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date;

         (c) if applicable, the termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations related thereto, shall have occurred; and

         (d) the Purchaser shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

                                  ARTICLE VII.
                                  MISCELLANEOUS

                  7.1. Expenses. Each party hereto shall pay all of its own fees and expenses (including attorneys' fees) incurred in connection with this Agreement and the transactions contemplated hereby.

                  7.2. Cerberus. The Purchaser has previously delivered to JCF and the Sellers the Required Consents and the Profits Interest Consent on the part of Cerberus Green Tree Investments, LLC and Coinvest (together, the "Cerberus Entities") to the transactions contemplated hereby and by the Transaction Documents. In this regard, the Purchaser has informed the Sellers and JCF that the Purchaser and the Cerberus Entities are, concurrently with the execution of this Agreement, entering into an agreement pursuant to which the Cerberus Entities and the Purchaser agree, subject to consummation of the sales and purchases contemplated by Sections 2.1 and 2.2, that (a) the Cerberus Entities (or their assignees) will acquire a portion of the Investment Interests to be acquired by the Purchaser hereunder on the same terms and conditions as the Purchaser's acquisition of the Investment Interests and (b) Coinvest will acquire the Profits Interest for a cash price equal to the Profits Interest Price. JCF AIV II and JCF AIV III acknowledge that Affiliates of the Cerberus Entities (i) in their capacities as limited partners of JCF AIV II and JCF AIV III indirectly hold in the aggregate 24.9635% of the aggregate Green Tree Interests held by JCF AIV II and JCF AIV III (which, based upon an aggregate 21.323% interest of JCF AIV II and JCF AIV III in the Green Tree Transactions, results in an aggregate indirect interest of such Affiliates of the Cerberus Entities in the Green Tree Transactions of 5.323%) and (ii) shall be entitled to receive a share of the proceeds from the sale of the Green Tree Interests by JCF AIV II and JCF AIV III attributable to such 24.9635% interest, in accordance with the terms of their investments in JCF AIV II and JCF AIV III.

                  7.3. Termination. This Agreement may be terminated and the transactions contemplated by this Agreement abandoned for any reason (a) at any time prior to the Closing Date by mutual written agreement of all of the parties hereto or (b) by any party, upon written notice to the other parties, if the Closing shall not have occurred on or before September 1, 2004 (subject to extension by 60 calendar days by any party hereto if the failure to close is due to the failure of the conditions set forth in Section 6.2(b) and Section 6.3(c) to be satisfied); provided, however, that the right to terminate this Agreement under this Section 7.3 shall not be available to any party whose failure to comply with any provision of this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

                  7.4. No Additional Representations. The parties acknowledge that, except as expressly set forth in the representations and warranties set forth in Articles III, IV and V of this Agreement, there are no representations or warranties by any party of any kind, express or implied, with respect to the Investment Interests or the transactions contemplated hereby, and that Purchaser is purchasing, and the Sellers and JCF are selling, the Investment Interests and the Profits Interest "as is", "where is" and "with all faults".

                  7.5. Specific Performance. Each party hereto hereby acknowledges and agrees that money damages would not be a sufficient remedy for any breach of any provision of this Agreement by the other. In such event, each party agrees that the other parties shall have the right, in addition to any other rights it or they may have (whether at law or in equity), to seek specific performance and injunctive or other equitable relief as a remedy for any such breach of this Agreement. No failure or delay by any party hereto in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

                  7.6. Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given and received when delivered in person, when received by facsimile transmission, or one day after duly sent by overnight courier, addressed as follows (or at such other address for a party as shall be specified by like notice):

if to the Purchaser to:                     with a copy to:

Fortress Investment Group LLC               Willkie Farr & Gallagher LLP
1251 Avenue of the Americas                 787 Seventh Avenue
16th Floor                                  New York, NY 10019
New York, NY 10020                          Attention: Thomas M. Cerabino, Esq.
Attention: Randal A. Nardone                Facsimile: 212-728-8111
Facsimile: 212-798-6133

if to the Sellers to:                       with a copy to:

JCF Associates I LLC                        Simpson Thacher & Bartlett LLP
399 Park Avenue, 27th Floor                 425 Lexington Avenue
New York, NY 10022                          New York, NY 10017

Attention: Sally Rocker, Esq.               Attention:  Thomas H. Bell, Esq.
Facsimile: 646-349-4890                     Facsimile: 212-455-2502


if to JCF to:                               with a copy to:

JCF Associates I LLC                        Simpson Thacher & Bartlett LLP
399 Park Avenue, 27th Floor                 425 Lexington Avenue
New York, NY 10022                          New York, NY 10017

Attention: Sally Rocker, Esq.               Attention:  Thomas H. Bell, Esq.
Facsimile: 646-349-4890                     Facsimile: 212-455-2502

                  7.7. No Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any party without the prior written consent of the other parties hereto and any attempt to do so will be void, except for assignments and transfers by operation of law; provided, however, that without the prior written consent of the Sellers or JCF, the Purchaser may at any time in its sole discretion assign, in whole or in part, it rights and obligations pursuant to this Agreement and the Transaction

Documents to one or more of its Affiliates or subsidiaries so long as the Purchaser shall not be released from any obligations assigned by it pursuant to this Section 7.7; provided, further, however, that on the Closing Date without the prior written consent of the Sellers or JCF, the Purchaser may at any time in its sole discretion assign, in whole or in part, its rights and obligations pursuant to this Agreement and the Transaction Documents to the Cerberus Entities so long as the Purchaser shall not be released from any obligations assigned by it pursuant to this Section 7.7. This Agreement shall be binding upon, inure to the benefit of, and may be enforced by, each of the parties to this Agreement and their respective successors and permitted assigns.

                  7.8. Entire Agreement. This Agreement supersedes any other agreement, whether written or oral, that may have been made or entered into by the parties hereto relating to the matters contemplated hereby and constitutes the entire agreement of the parties with respect to the subject matter hereof.

                  7.9. Amendments, Supplements, etc. This Agreement may be amended or supplemented only by a writing signed by each of the parties hereto specifically referring to this Agreement. No term of this Agreement, nor performance thereof or compliance therewith, may be waived except by a writing signed by the party charged with giving such waiver.

                  7.10. Headings and Captions. The headings and captions in this Agreement are for reference purposes only and shall not affect the construction or interpretation of any provision of this Agreement.

                  7.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  7.12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

                  7.13. No Third-Party Beneficiaries. This Agreement is not intended to confer upon any other Person any rights or remedies hereunder.

                  7.14. Release of Escrow.

         (a) Forthwith following the execution of this Agreement, the Purchaser shall deliver an Escrow Release (as defined in the Escrow Agreement) to the Escrow Agent (as defined in the Escrow Agreement) in order to cause to be distributed to each of the Sellers its pro rata share of the Escrow Distributions in accordance with the terms of the Escrow Agreement, such pro rata share to be computed based upon the relative direct and indirect capital contributions and loans made by each Seller as of the date of this Agreement to the entities set forth on Schedule I that generated such proceeds. The Sellers acknowledge that all amounts held in the escrow account established by the Escrow Agreement will be released following the execution of this Agreement and the receipt of releases acceptable to the Purchaser. Any Distributions shall also be distributed among the Sellers based on its pro rata share to be computed based upon the relative direct and indirect capital contributions and loans made by each Seller to the entities set forth on Part II of Schedule I.

         (b) Subject to (i) the Purchaser complying with its obligation under
Section 7.14(a) and (ii) an Affiliate of Cerberus Capital Management, L.P. executing a release (or a document including a release) for the benefit of the Purchaser and its Affiliates that is substantially similar in substance to the release provided by the Sellers and JCF pursuant to this Section 7.14(b), each of the Escrow Releasing Parties hereby releases the Escrow Released Parties from, on and against any and all claims, demands, payment of attorneys' fees, suits, actions, damages, causes of action or charges whether presently known or unknown, and of every nature and extent whatsoever, that the Escrow Releasing Parties have had, may now have, or may hereinafter have or acquire against the Escrow Released Parties resulting or arising from, related to or suffered, directly or indirectly, in connection with (w) the transactions contemplated by the Escrow Agreement, (x) the payment of the Escrow Distributions or other Distributions made based upon the direct and indirect capital contributions and loans made by them to the entities set forth in Part II of Schedule I, (y) the payment to the Cerberus Entities of their pro rata share of the amounts escrowed pursuant to the Escrow Agreement or other payments and distributions made based upon the direct and indirect capital contributions and loans made by them to the entities set forth on Schedule IV hereto as evidenced on the ownership schedules to the limited liability company agreements, note purchase agreements and notes for those entities and any future capital contributions or loans made by the Cerberus Entities at or prior to the Closing, or (z) the payment to the Purchaser or any of its subsidiaries or Affiliates of payments and distributions made based upon the direct and indirect capital contributions and loans made by them to the entities set forth on Schedule V hereto as evidenced on the ownership schedules to the limited liability company agreements, note purchase agreements and notes for those entities and any future capital contributions or loans made by the Purchaser or any of its subsidiaries or Affiliates at or prior to the Closing.

                  7.15. Access and Cooperation for Tax, Regulatory and Other Purposes; Further Assurances.

         (a) Each party agrees that from and after the date hereof, both before and after the Closing, after prior notice, it will reasonably cooperate with and make available (or cause to be made available) to the other party, during normal business hours, all books and records, information and employees (without substantial disruption of employment) of the Companies or Green Tree Investment Holdings II LLC, Green Tree Investment Holdings III LLC and Green Tree Residuals Investor LLC and their direct and indirect subsidiaries which are necessary or useful in connection with filing any tax return or other filing or notice with a regulatory agency or any tax inquiry, audit, or dispute, any litigation or investigation, any financial reporting requirements or any other matter requiring any such books and records, information or employees for any reasonable business purpose. The party requesting any such books and records, information or employees shall bear all of the out-of-pocket costs and expenses reasonably incurred in connection with providing such books and records, information or employees.

         (b) Each party also agrees that from and after the date hereof, both before and after the Closing, it will reasonably cooperate with the other parties hereto, the Companies, Green Tree Investment Holdings II LLC, Green Tree Investment Holdings III LLC and their direct and indirect subsidiaries with respect to the filing of any notices or providing of any information to regulatory authorities regarding the transactions contemplated hereby and by the Transaction Documents.

         (c) Upon the request of the Purchaser or its successors and assigns at any time after the Closing Date, the Sellers and JCF will execute and deliver such further instruments of assignment, transfer, authorization or other documents as the requesting party may reasonably request in order to effect the transfer of title to the Investment Interests and the Profits Interest or otherwise to effectuate the purposes of this Agreement and the Transaction Documents. The parties hereto agree not to take any action that is inconsistent with effectuating the purposes of this Agreement and consummating the transactions contemplated hereby and by the Transaction Documents.

         (d) The Purchaser shall provide to the JCF CFN Entities (i) the audited consolidated financial statements of Green Tree Investment Holdings II LLC and its direct and indirect subsidiaries as of the last day of the 2003 fiscal year and for the period then ended, and the audited consolidated financial statements of Green Tree Investment Holdings III LLC and its direct and indirect subsidiaries as of the last day of the 2003 fiscal year and for the period then ended, and (ii) the unaudited consolidated financial statements of Green Tree Investment Holdings II LLC and its direct and indirect subsidiaries, the unaudited consolidated financial statements of Green Tree Investment Holdings III LLC and its direct and indirect subsidiaries, each as of the last day of each quarterly accounting period subsequent to the date hereof and prior to the Closing Date and for the respective periods then ended. The JCF CFN Entities agree to use their reasonable efforts to cause any of their beneficial owners that is required to publicly disclose any information furnished to it pursuant to this Section 7.15(d) to disclose only such portion, if any, of the information which it is advised by its outside accountants is required to be disclosed.

                  7.16. Additional Agreements.

         (a) Between the date hereof and the earlier of the Closing Date and the date this Agreement is terminated in accordance with its terms, the Sellers and JCF agree (i) not to exercise any rights to deliver a Buy-Sell Notice pursuant to the Interim Equityholders Agreement, the LLC Agreements, the Green Tree Agreements or any other oral or written agreement which may have been entered into with respect thereto and (ii) not to exercise any other remedies if a Prohibited Action is taken or a Prohibited Action Notice is delivered under the Interim Equityholders Agreement, the LLC Agreements, the Green Tree Agreements or any other oral or written agreement which may have been entered into with respect thereto; provided that in the event (x) a Prohibited Action is taken or a Prohibited Action Notice is delivered prior to the Closing Date and (y) this Agreement is terminated in accordance with its terms, then the

Sellers shall be entitled to deliver a Buy-Sell Notice during the fifteen day period commencing on the date of termination of this Agreement in accordance with its terms (other than a termination of the agreement due to a failure by the Sellers or JCF to satisfy the conditions set forth in Sections 6.2(d), 6.2(e), 6.2(f) or 6.2(g). Capitalized terms used in this Section 7.16(a) shall have the meanings ascribed to them in the Interim Equityholders Agreement and the relevant LLC Agreements and Green Tree Agreements.

         (b) Between the date hereof and the Closing Date, except with the prior written consent of the Purchaser, no Investment Interests shall be, directly or indirectly, transferred, sold, assigned, pledged or otherwise disposed of, including, without limitation, through transactions by and among the Sellers, JCF and/or their Affiliates. The provisions of this Section 7.16(b) shall not survive a termination of this Agreement in accordance with its terms.

         (c) Except as provided in Section 7.16(a), between the date hereof and the Closing Date, each of the Sellers shall retain all of its rights pursuant to the Interim Equityholders Agreement, the LLC Agreements and the Green Tree Agreements including, without limitation, any rights to consent (not to be unreasonably withheld) or vote with respect to its interests in Green Tree Investment Holdings II LLC, Green Tree Investment Holdings III LLC and Green Tree Residuals Investor LLC; provided, however, the Sellers and their Affiliates shall have no such rights at any time with respect to (i) the execution and delivery of this Agreement and the Purchase and Sale Agreement, dated as of the date hereof, by and among the Purchaser, Cerberus Green Tree Investments, LLC and Cerberus JCF Coinvest, LLC and the consummation of the transactions contemplated thereby, (ii) any and all distributions or payments to be made by any of the entities set forth on Schedule I, Schedule IV and Schedule V provided that they are made in accordance with the terms of this Agreement and (iii) the execution and delivery of (A) the Release, dated as of the date hereof, by and among the Purchaser, Cerberus Green Tree Investments, LLC and Cerberus JCF Coinvest, LLC and the other parties named therein and (B) the Release, dated as of the date hereof, by and among the Purchaser, the Sellers, JCF and the other parties named therein.

         (d) In the event that (i) prior to the Closing Date (a) any of Green Tree Investment Holdings II LLC, Green Tree Investment Holdings III LLC or Green Tree Residuals Investor LLC (collectively, the "Green Tree Entities") sells Units of a Series or equity securities junior in rank to the Units of a Series or securities convertible into or exercisable for any of the foregoing, (b) any of the Green Tree Entities sells Units in or other equity securities of a Series or such Green Tree Entity ranking senior to or pari passu with the Units held by any of the Sellers or securities convertible into or exercisable for any of the foregoing or (c) the Managing Member of any of the Green Tree Entities requests a Voluntary Capital Contribution (any of such events a "Subsequent Issuance") and (ii) this Agreement is terminated in accordance with its terms (other than a termination of the agreement due to a failure by the Sellers or JCF to satisfy the conditions set forth in Sections 6.2(d), 6.2(e), 6.2(f) or 6.2(g)), then each Seller shall be entitled, during the 12 Business Day period commencing on the date of the termination of this Agreement, to give notice to the other Initial Members of its intention to purchase (which notice shall be delivered at least 2 Business Days prior to the proposed closing of such purchase) and to consummate the purchase from the other Initial Members (provided that such 12 Business Day period shall be extended to the extent such purchase is not consummated due to an action or failure to act by any of the other Initial Members) a pro rata amount of such Units or securities based on such Seller's Percentage Interest in the relevant Green Tree Entity or Series as reflected in the applicable schedule to the Green Tree Agreements (which, for purposes of this Section 7.16(d), shall be deemed to include the schedules to such Green Tree Agreements) for an aggregate price equal to the Subsequent Issuance Price. Any Subsequent Issue Price paid by any of the Sellers shall be paid to the Initial Members that participated in such Subsequent Issuance on a pro rata basis in accordance with the amounts paid by or capital contributions made by such Initial Members in connection with such Subsequent Issuance and shall cause a corresponding reduction in the Percentage Interest of such Initial Members in the relevant Green Tree Entity or Series based on the Initial Price. Capitalized terms used in this Section 7.16(d) and not defined in this Agreement shall have the meanings ascribed to them in the relevant Green Tree Agreements.

                  7.17. Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing.

                  7.18. Consent. In its capacity as managing member of Holdings, FPS, Green Tree Investment Holdings II LLC, Green Tree Investment Holdings III LLC and Green Tree Residuals Investor LLC, the Purchaser hereby unconditionally
(a) consents to the execution and delivery of this Agreement by the parties hereto and the consummation of the transactions contemplated hereby and by the Transaction Documents and (b) waives notice of transfers required in Section 4(a) of the note purchase agreements included as part of Annex D hereto in connection with the consummation of the transactions contemplated hereby and by the Transaction Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

"Sellers"

JCF CFN LLC

By:  JCF Associates I LLC, its managing member

By:      /s/ Sally Rocker
   ---------------------------------------------
Name:   Sally Rocker
Title:  Principal

JCF CFN II LLC

By:  JCF Associates I LLC, its managing member

By:     /s/ Sally Rocker
   ---------------------------------------------
Name:   Sally Rocker
Title:  Principal

JCF AIV II LP

By:  JCF Associates I LLC, its general partner

By:     /s/ Sally Rocker
   ---------------------------------------------
Name:   Sally Rocker
Title:  Principal

JCF AIV III LP

By:  JCF Associates I LLC, its general partner

By:     /s/ Sally Rocker
   ---------------------------------------------
Name:   Sally Rocker
Title:  Principal

J.C. FLOWERS I LP

By:  JCF Associates I LLC, its general partner

By:     /s/ Sally Rocker
   ---------------------------------------------
Name:   Sally Rocker
Title:  Principal

"Purchaser"

FIT CFN HOLDINGS LLC


By:     /s/  Randal A. Nardone
   ---------------------------------------------
Name:   Randal A. Nardone
Title:  Chief Operating Officer and Secretary


JCF ASSOCIATES I LLC


By:     /s/ Sally Rocker
   ---------------------------------------------
Name:   Sally Rocker
Title:  Principal


With respect to Section 7.14 of this Agreement:


FORTRESS INVESTMENT GROUP LLC

By:     /s/  Randal A. Nardone
   ---------------------------------------------
Name:   Randal A. Nardone
Title:  Chief Operating Officer

GREEN TREE INVESTMENT HOLDINGS II LLC

By:     /s/  Randal A. Nardone
   ---------------------------------------------
Name:   Randal A. Nardone
Title:  President

GREEN TREE INVESTMENT HOLDINGS III LLC


By:     /s/  Randal A. Nardone
   ---------------------------------------------
Name:   Randal A. Nardone
Title:  President

FPS DIP LLC


By:     /s/  Randal A. Nardone
   ---------------------------------------------
Name:   Randal A. Nardone
Title:  Chief Operating Officer and Secretary

GREEN TREE MH INVESTOR LLC


By:     /s/  Randal A. Nardone
   ---------------------------------------------
Name:   Randal A. Nardone
Title:  President


GREEN TREE HE/HI INVESTOR LLC


By:     /s/  Randal A. Nardone
   ---------------------------------------------
Name:   Randal A. Nardone
Title:  President


GREEN TREE RESIDUALS INVESTOR LLC


By:     /s/  Randal A. Nardone
   ---------------------------------------------
Name:   Randal A. Nardone
Title:  President

                                                                    SCHEDULE III



                    DIVISION OF PURCHASE PRICE AMONG SELLERS



Name                                                                Percentage
----                                                                ----------
J.C. Flowers I LP                                                         0%
JCF CFN LLC and JCF CFN II LLC                                        15.78%
JCF AIV II LP and JCF AIV III LP                                      84.22%
Total                                                                   100%

ADDITIONAL SCHEDULES AND ANNEXES

Schedule 1            --     Investment Interests
Schedule II           --     Escrow Distributions Spreadsheet
Schedule IV           --     Investment Entities
Schedule V            --     Investment Entities
Annex A               --     Form of Consent
Annex B               --     Form of Bill of Sale
Annex C               --     Form of Bill of Sale
Annex D               --     Limited Liability Company Agreements and other
                             Agreements

The above listed Schedules and Annexes will be provided upon request to the Company.


                                      -22-